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                                                                    EXHIBIT 10.5


                                 AMENDMENT NO. 1
                                     TO THE
                           NCI BUILDING SYSTEMS, INC.
                         NONQUALIFIED STOCK OPTION PLAN

                                  MARCH 4, 1998

         The NCI Nonqualified Stock Option Plan (amended and restated as of December 12, 1996) (the "Plan") is hereby amended as follows:

         1. Section 9 of the Plan is hereby restated in its entirety as follows:

                  9. RIGHTS OF ESTATE OR BENEFICIARIES IN EVENT OF DEATH. If a participant dies prior to termination of his or her right to exercise an option in accordance with the provisions of the Plan or his or her stock option agreement without having totally exercised the option, the option may be exercised during the remainder of the Option Period by the participant's estate or by the person who acquired the right to exercise the option by bequest or by reason of the death of the participant, either pursuant to the laws of descent and distribution or by beneficiary designation; however, the option must be exercised prior to the date of expiration of the Option Period or one year from the date of the participant's death, whichever first occurs. The participant may designate a beneficiary to exercise an option pursuant to this Section 9 in the event of his or her death on a form designated by the Board for such purpose.

         2. Section 13 of the Plan is hereby restated in its entirety as follows:

                  13. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution or by a beneficiary designation made by the participant. During a participant's lifetime, options granted to a participant may be exercised only by the participant.

         Signed to be effective the date first written above.


                                             /s/ Donnie R. Humphries
                                             --------------------------------
                                             Donnie R. Humphries, Secretary